UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  June 3, 2008

Chase Packaging Corporation

(Exact name of registrant as specified in its charter)

Texas	0-21609	93-1216127
(State of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

636 River Road Fair Haven, NJ		07704
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:  (732) 741-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03.           Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 3, 2008, the Shareholders of Chase Packaging Corporation (the “Company”) adopted an amendment to Section 4.1 of Article Four of the Company’s Articles of Incorporation.

Section 4.1. was amended to increase the number of authorized shares of the Company’s Common Stock from 25,000,000 to 200,000,000.

A complete copy of the Articles of Amendment to the Articles of Incorporation is being filed as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01.            Financial Statements and Exhibits.

(d)          Exhibits

3.1   Articles of Amendment to the Articles of Incorporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CHASE PACKAGING CORPORATION

Date: June 6, 2008	By:	/s/ Ann C.W. Green
Ann C.W. Green
Assistant Secretary
(Principal Financial and
Accounting Officer)